EXHIBIT 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     The undersigned, Trevor Bentley, the President and Chief Financial Officer of Claremont Technologies Corp. (the "Company"), DOES HEREBY CERTIFY, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Company's Quarterly Report on Form 10-QSB for the quarter ended June 30, 2004 (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

     IN WITNESS WHEREOF, the undersigned has executed this statement this 27th day of August, 2004.


                                  By:  /s/ Trevor Bentley
                                  --------------------------------
                                           Trevor Bentley, President
                                           Chief Financial Officer